UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 02/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2019

Invesco Bond Fund NYSE: VBF

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Philip Taylor, whose messages to shareholders have appeared here for many years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Fund’s performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg
Head of the Americas,
Senior Managing Director, Invesco Ltd.

2 Invesco Bond Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Invesco Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund’s benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/18 to 2/28/19
Fund at NAV	2.23%
Fund at Market Value	3.15
Bloomberg Barclays Baa U.S. Corporate Bond Index▼	2.37

Market Price Discount to NAV as of 2/28/19	-6.35
Source(s): ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide interest income while conserving capital by investing primarily in fixed-rate US investment grade corporate bonds with flexibility to invest up to 20% of the Fund’s total assets in non-investment grade, US dollar-denominated and non-US dollar-denominated securities of foreign issuers (in both developed and emerging mar kets). The Fund may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Fund may also invest in derivatives and other instruments that have similar economic characteristics to securities in which the Fund may invest.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

    The Fund’s security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a mea sure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value.

Sell decisions generally are based on:

∎	A conscious decision to alter the Fund’s macro risk exposure (for example, du ration, yield curve positioning, sector exposure).
∎	The need to limit or reduce exposure to a particular sector or issuer.
∎	Degradation of an issuer’s credit quality.
∎	Realignment of a valuation target.
∎	Presentation of a better relative value opportunity.

Market conditions and your Fund

During the fiscal year, the US Treasury yield curve flattened as a result of short-term yield increases, since yields on short-term bonds are more sensitive to monetary policy.

    The corporate credit sector ended the fiscal year with a positive return. US investment grade bonds and US high yield bonds posted gains for the fiscal year, as well. Credit spreads widened across investment grade bonds during the fourth quarter of 2018 with some stability in the middle of the fiscal year. More specifically, investment grade index spreads began the fiscal year at approximately 100 basis points (bps), peaked in January 2019 near 160 bps and ended the fiscal year at about 120 bps; the fourth quarter witnessed spreads widening of approximately 50 bps.1 (A basis point is one one-hundredth of a percentage point). US high yield spreads were relatively stable around 350 bps for much of 2018.1 Beginning in October 2018, spreads increased and finished 2018 at approximately 525 bps as risk assets came under pressure in the fourth quarter.1 From a technical stand point, foreign investment in investment grade corporates appeared to ease throughout the fiscal year as hedging costs increased. US dollar-denominated emerging market debt posted gains for the fiscal year due largely to the rally in risk assets in the first two months of 2019.

    The US Federal Reserve (the Fed) completed four 0.25% interest rate hikes during the fiscal year: in March, June, September and December 2018.2 Following December’s Federal Reserve meeting,

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds & Notes	88.0%
U.S. Treasury Securities	6.1
Preferred Stocks	3.3
Security types less than 1% of the portfolio	0.4
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top Five Debt Issuers*

1. U.S. Treasury Notes	4.2%
2. Bank of America Corp.	2.7
3. Altria Group, Inc.	2.2
4. AT&T, Inc.	2.0
5. Wells Fargo & Co.	1.6

Total Net Assets	$2.2 million

Total Number of Holdings*	576

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Bond Fund

the Fed raised the fed funds rate to a target level of 2.25% to 2.50%.2 Since 2008, there have now been nine separate 0.25% rate hikes. Despite the uptick in volatility during the end of 2018, the ongoing positive health of the US economy, with low unemployment and moderate economic growth, provided the basis for the Fed’s decisions. However, recent Fed rhetoric and actions have caused markets to begin contemplating a potential policy regime change. The change involves a shift in the Fed’s focus from a forward looking inflation constraint, effectively capping inflation at around 2%, to a framework that would allow symmetrical variation around a target of 2%.2 Under the new regime, the Fed would be willing to allow core personal consumption expenditure (PCE) inflation to increase to around 2.5% to compensate for inflation that has remained below target for a decade.2

    During this fiscal year of increasing interest rates, investment grade corporate credit posted modest gains across all maturities. Out-of-index exposures, such as high yield credit, generated slightly higher returns. US dollar-denominated emerging market corporate debt posted modest positive returns and performed in-line with investment grade corporate credit.

    The Fund, at NAV, posted a positive return for the fiscal year, but underperformed its style-specific benchmark, the Bloomberg Barclays Baa U.S. Corporate Bond Index. Security selection in investment grade corporate bonds was a notable detractor from Fund performance versus the benchmark. Security selection in the financials sector and the consumer non-cyclical subsector detracted from relative Fund performance. Holdings within the utilities sector and the consumer cyclical subsector contributed to the Fund’s relative performance. Additionally, underweight exposures to the utilities sector and the consumer cyclical subsector proved beneficial, while overweight exposure to the financials sector detracted from relative Fund performance. Out-of-index exposure to the high yield credit sector detracted from relative Fund performance. An allocation to longer-dated US Treasuries dampened relative returns as a result of higher yields.

    The Fund may use active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained near the Fund’s benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark contributed to relative Fund re turns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

    Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and maybe less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg L.P.
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers,

Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco and/or its affiliates since 2013 and began managing the Fund in 2013. Mr. Brill was employed by ING Investment Management in an investment management capacity from 2005 to 2013. He earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2002 and began managing the Fund in 2010. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco and/or its affiliates since 2013 and began managing the Fund in 2013. Mr. Hyman was employed by ING Investment Management in an investment management capacity from 2001 to 2013. He earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Bond Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 2000 and began managing the Fund in 2012. Mr. Roberts earned a BBA in finance from the University of Houston.

5 Invesco Bond Fund

Supplemental Information

Invesco Bond Fund’s investment objective is to seek interest income while conserving capital.

⬛ Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.

⬛ Unless otherwise noted, all data provided by Invesco.

⬛ To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

⬛	The Bloomberg Barclays Baa U.S. Corporate Bond Index is the Baa component of the Bloomberg Barclays U.S. Corporate Investment Grade Index.
⬛	The Bloomberg Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate investment grade taxable bond debt.
⬛

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

⬛

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

⬛

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

6 Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

⬛	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

⬛	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

⬛	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

⬛	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.

Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

7 Invesco Bond Fund

Schedule of Investments(a)

February 28, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-87.99%
Aerospace & Defense-0.40%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$17,000	$17,361

Moog, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	35,000	35,642

Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 4.60%, 06/15/2028	315,000	313,493

TransDigm, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	12,000	12,150

6.50%, 05/15/2025	35,000	35,000

Sr. Unsec. Sub. Global Notes, 6.38%, 06/15/2026	46,000	44,907

Sr. Unsec. Sub. Notes, 7.50%, 03/15/2027(b)	324,000	326,398

Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	53,000	50,482

Sr. Unsec. Sub. Gtd. Global Notes, 4.88%, 04/01/2021	27,000	26,730

		862,163

Agricultural & Farm Machinery-0.03%

Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	74,000	69,375

Air Freight & Logistics-0.29%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	685,000	606,843

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	15,000	15,319

		622,162

Airlines-4.54%

Air Canada Pass Through Trust (Canada), Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 01/15/2030(b)	420,941	404,605

Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 01/15/2026(b)	472,676	457,598

	Principal Amount	Value
Airlines-(continued)
American Airlines Pass Through Trust, Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	$383,071	$377,218

Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 02/15/2029	337,500	331,511

Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 02/15/2029	531,000	522,749

Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 02/15/2025	424,447	431,929

Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 10/15/2029	618,789	592,379

Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 10/15/2029	771,541	742,400

Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd. (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	253,000	246,991

Delta Air Lines, Inc., Sr. Unsec. Global Notes, 3.80%, 04/19/2023	283,000	280,873

LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.20%, 11/15/2027	1,191,207	1,157,376

Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 11/10/2023(b)	535,113	550,899

United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	470,682	474,495

Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 01/07/2026	383,113	373,628

Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 03/01/2030	683,000	662,646

Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 03/01/2030	643,000	626,925

Series 2019-1, Class A, Pass Through Ctfs., 4.55%, 08/25/2031	336,000	342,250

Series 2019-1, Class AA, Pass Through Ctfs., 4.15%, 08/25/2031	655,000	669,462

WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	623,000	596,395

		9,842,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Bond Fund

	Principal Amount	Value
Alternative Carriers-0.11%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	$48,000	$49,980

Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	46,000	48,775

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	97,000	97,000

5.25%, 03/15/2026	55,000	54,106

		249,861

Aluminum-0.12%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	212,250

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	53,000	53,514

5.88%, 09/30/2026(b)	4,000	3,910

		269,674

Apparel Retail-0.07%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	50,000	50,375

L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	77,000	78,540

6.88%, 11/01/2035	31,000	26,892

6.75%, 07/01/2036	8,000	6,800

		162,607

Apparel, Accessories & Luxury Goods-0.03%
Hanesbrands, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	11,000	11,043

4.88%, 05/15/2026(b)	60,000	59,400

		70,443

Asset Management & Custody Banks-2.15%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,248,976

Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,096,288

Carlyle Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,372,548

5.65%, 09/15/2048(b)	902,000	877,311

Prime Security Services Borrower LLC/ Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	70,000	73,990

		4,669,113

Auto Parts & Equipment-0.14%
Aptiv PLC, Sr. Unsec. Sub. Gtd. Global Notes, 5.40%, 03/15/2049	201,000	200,112

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd.Notes, 5.75%, 04/15/2025(b)	20,000	19,975

	Principal Amount	Value
Auto Parts & Equipment-(continued)
Dana, Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	$14,000	$13,947

Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	35,000	31,281

Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	27,000	22,950

Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	15,000	15,375

		303,640

Automobile Manufacturers-2.70%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 5.09%, 01/07/2021	422,000	430,033

4.69%, 06/09/2025	564,000	533,148

General Motors Financial Co., Inc., Series B, Jr. Unsec. Sub. Global Notes Floating Rate, 6.50%(c)	716,000	650,826

Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	532,062

Sr. Unsec. Sub. Global Notes, 5.10%, 01/17/2024	714,000	731,576

Hyundai Capital America, Sr. Unsec. Notes, 4.30%, 02/01/2024(b)	2,158,000	2,163,947

J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	85,000	83,938

Volkswagen Group of America Finance LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.46% (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	330,000	330,649

3.64% (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	403,000	403,499

		5,859,678

Automotive Retail-0.20%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	300,000	308,107

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	19,000	18,881

Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	35,000	35,437

Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	81,000	79,781

		442,206

Biotechnology-0.48%
AbbVie, Inc., Sr. Unsec. Global Notes, 2.85%, 05/14/2023	500,000	487,080

Sr. Unsec. Sub. Global Notes, 4.88%, 11/14/2048	594,000	557,654

		1,044,734

Brewers-0.34%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Notes, 4.90%, 02/01/2046(b)	103,000	99,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Bond Fund

	Principal Amount	Value
Brewers-(continued)

Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 5.45%, 01/23/2039	$151,000	$158,947

8.00%, 11/15/2039	361,000	472,272

		730,540

Broadcasting-0.22%

AMC Networks, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	39,000	38,793

4.75%, 08/01/2025	10,000	9,750

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	64,000	64,272

Fox Corp., Sr. Unsec. Sub. Gtd. Notes, 5.58%, 01/25/2049(b)	185,000	196,090

Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	26,000	27,560

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	40,000	42,619

Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	36,000	37,586

Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	42,000	41,790

Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	29,000	29,652

		488,112

Building Products-0.29%

Owens Corning, Sr. Unsec. Global Notes, 4.30%, 07/15/2047	619,000	482,279

Standard Industries, Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	100,000	104,875

5.00%, 02/15/2027(b)	39,000	37,245

		624,399

Cable & Satellite-3.10%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	205,998

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	95,000	97,019

Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	194,000	201,525

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	1,257,000	1,303,420

5.38%, 04/01/2038	275,000	266,449

5.75%, 04/01/2048	345,000	345,810

	Principal Amount	Value
Cable & Satellite-(continued)

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2025	$250,000	$257,896

4.60%, 10/15/2038	355,000	365,738

4.95%, 10/15/2058	366,000	388,956

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	715,022

CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	67,000	71,522

CSC Holdings, LLC, Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	200,000	232,500

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/01/2019	86,000	87,935

5.88%, 11/15/2024	145,000	122,663

7.75%, 07/01/2026	15,000	13,012

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	130,000	119,925

Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	41,000	41,603

NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,411,370

Sirius XM Radio, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2024(b)	39,000	40,560

5.38%, 07/15/2026(b)	39,000	39,244

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	193,500

Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	203,750

		6,725,417

Casinos & Gaming-0.22%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	40,000	41,950

6.38%, 04/01/2026	19,000	19,879

6.00%, 08/15/2026	19,000	19,558

MGM Resorts International, Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	42,000	46,200

6.00%, 03/15/2023	27,000	28,316

Sands China Ltd. (Macau), Sr. Unsec. Global Notes, 5.40%, 08/08/2028	200,000	203,487

Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	65,000	68,575

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	55,000	54,948

		482,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Bond Fund

	Principal Amount	Value
Coal & Consumable Fuels-0.04%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	$78,000	$79,560

Commodity Chemicals-0.02%

Koppers, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	35,000	30,800

Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	23,000	21,549

		52,349

Communications Equipment-0.09%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	98,000	92,855

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	49,000	48,081

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	50,000	53,750

		194,686

Construction & Engineering-0.01%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	22,000	20,982

William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	11,000	10,285

		31,267

Construction Machinery & Heavy Trucks-0.61%

Meritor, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	35,000	35,744

Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	52,000	50,635

Wabtec Corp., Sr. Unsec. Gtd. Global Notes, 4.15%, 03/15/2024	297,000	296,812

4.70%, 09/15/2028	937,000	931,698

		1,314,889

Construction Materials-0.17%

CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	384,000	368,039

Consumer Finance-1.74%

Ally Financial, Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	957,125

5.13%, 09/30/2024	14,000	14,735

4.63%, 03/30/2025	223,000	227,951

Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	31,000	32,511

Capital One Financial Corp., Sr. Unsec. Global Notes, 3.75%, 03/09/2027	1,210,000	1,161,859

Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(c)(d)	28,000	26,357

	Principal Amount	Value
Consumer Finance-(continued)

Navient Corp., Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/2020	$52,000	$54,435

7.25%, 01/25/2022	23,000	24,207

Sr. Unsec. Unsub. Global Notes, 7.25%, 09/25/2023	151,000	156,285

Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,135,000	1,109,073

		3,764,538

Copper-0.16%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	131,000	133,407

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	187,000	171,573

Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	47,000	43,945

		348,925

Data Processing & Outsourced Services-0.42%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	483,000	439,550

First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	117,000	121,193

Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	29,000	29,780

Fiserv, Inc., Sr. Unsec. Global Notes, 4.20%, 10/01/2028	335,000	331,274

		921,797

Department Stores-0.58%

Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.38%, 09/01/2023	1,285,000	1,265,553

Diversified Banks-12.56%

ANZ New Zealand (Int’l)Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	792,949

Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	1,355,000	1,424,742

Bank of America Corp., Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	1,495,000	1,590,710

Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	440,000	479,613

Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)	250,000	244,891

Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	1,130,000	1,226,994

Sr. Unsec. Medium-Term Variable Notes, 3.86% (3 mo. USD LIBOR + 0.94%), 07/23/2024(d)	1,273,000	1,294,505

Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,039,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Bond Fund

	Principal
	Amount	Value

Diversified Banks-(continued) Bank of

China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	$540,000	$564,224

Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	200,000	193,160

BBVA Bancomer S.A. (Mexico),Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	537,006

BNP Paribas S.A. (France), Unsec. Sub. Floating Rate Notes, 4.38% (5 yr. U.S. Swap Rate + 1.48%), 03/01/2033(b)	708,000	679,075

Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(c)(d)	39,000	39,839

Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)(d)	750,000	751,875

Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)(d)	350,000	354,496

Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)(d)	450,000	473,458

Sr. Unsec. Global Notes, 2.88% (3 mo. USD LIBOR + 0.95%), 07/24/2023(d)	245,000	241,439

Sr. Unsec. Notes, 4.65%, 07/23/2048	273,000	284,900

Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,318,972

Cooperatieve Rabobank UA (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)(d)	210,000	215,513

Crédit Agricole S.A. (France), Sr. Unsec. Notes, 6.88%(b)(c)	725,000	732,250

Discover Bank, Unsec. Sub. Notes, 4.68% (5 yr. U.S. Swap Rate + 1.73%), 08/09/2028	280,000	279,409

Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	772,000	778,022

HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Floating Rate Bonds, 6.00% (5 yr. U.S. Swap Rate + 3.74%)(c)	845,000	824,065

Sr. Unsec. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	363,000	359,856

Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	512,906

	Principal
	Amount	Value
Diversified Banks-(continued)

JPMorgan Chase & Co., Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	$545,000	$506,850

Series I, Jr. Unsec. Sub. Global Floating Rate Notes, 6.22% (3 mo. USD LIBOR + 3.47%)(c)(d)	337,000	339,098

Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	535,000	535,000

Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	790,000	625,265

Sr. Unsec. Floating Rate Global Notes, 3.66% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	795,000	794,276

Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	910,000	893,504

Unsec. Sub. Global Notes, 3.63%, 12/01/2027	515,000	498,623

Nordea Bank AB (Finland), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	775,000	774,031

Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Bonds, 7.50%(c)	200,000	205,200

Sr. Unsec. Floating Rate Notes, 3.50% (3 mo. USD LIBOR + 1.48%), 05/15/2023(d)	894,000	882,077

Societe Generale S.A. (France), Jr. Unsec. Notes, 7.38%(b)(c)	505,000	501,675

Jr. Unsec. Sub.Floating Rate Notes, 7.38% (5 yr. U.S. Swap Rate + 6.23%)(b)(c)	295,000	306,062

Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub.Floating Rate Notes, 7.75% (5 yr. U.S. Swap Rate + 5.72%)(b)(c)	255,000	267,489

Sr. Unsec. Floating Rate Notes, 3.91% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	200,000	199,762

Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	294,251

Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,004,639

Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	375,000	379,177

		27,241,154

Diversified Capital Markets-1.07%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	518,422

Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Bonds, 7.50%(b)(c)	285,000	293,475

Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	509,443

Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub.Notes, 6.13%(b)(c)	530,000	483,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Bond Fund

	Principal Amount	Value
Diversified Capital Markets-(continued)
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	$498,000	$508,073

		2,313,165

Diversified Chemicals-0.73%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	19,000	19,785

7.00%, 05/15/2025	16,000	16,720

OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	516,074

Sasol Financing USA LLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.88%, 03/27/2024	667,000	691,912

6.50%, 09/27/2028	310,000	326,200

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	22,000	20,790

		1,591,481

Diversified Metals & Mining-0.04%
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	78,000	82,560

Diversified REITs-0.64%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	25,000	25,500

5.38%, 03/15/2027	28,000	28,560

STORE Capital Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2029	290,000	286,830

Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	283,000	285,122

5.25%, 01/30/2026(b)	764,000	760,188

		1,386,200

Drug Retail-1.09%
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	907,491	978,039

Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,295,111	1,382,790

		2,360,829

Electric Utilities-1.80%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.88%, 09/21/2038(b)	744,000	734,460

6.00%, 01/22/2114(b)	1,755,000	1,777,232

FirstEnergy Corp., Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	326,000	336,922

Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	295,300

	Principal Amount	Value
Electric Utilities-(continued)
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Floating Rate Notes, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(d)	$761,000	$765,488

		3,909,402

Electrical Components & Equipment-0.03%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	75,000	75,000

Electronic Equipment & Instruments-0.02%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	37,000	36,075

Environmental & Facilities Services-0.09%
Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	67,000	64,823

Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	93,000	88,582

Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	35,000	34,125

		187,530

Financial Exchanges & Data-1.51%
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,116,779

Sr. Unsec. Global Notes, 4.88%, 02/15/2024	1,575,000	1,667,007

5.25%, 07/15/2044	425,000	459,913

MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	27,000	27,810

		3,271,509

Food Distributors-0.04%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	79,000	80,898

Food Retail-0.03%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	57,000	57,285

Gas Utilities-0.11%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	77,000	78,155

5.88%, 08/20/2026	46,000	46,331

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	48,000	43,200

Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	12,000	10,800

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	71,000	70,468

		248,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Bond Fund

	Principal Amount	Value
General Merchandise Stores-1.13%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	$2,028,000	$2,000,201

Dollar Tree, Inc., Sr. Unsec. Global Notes, 4.20%, 05/15/2028	465,000	443,985

		2,444,186

Health Care Equipment-0.02%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	48,000	48,000

Health Care Facilities-0.17%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	27,000	27,000

HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	99,000	103,984

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	30,000	31,832

Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	39,000	40,548

5.88%, 02/15/2026	71,000	75,171

5.38%, 09/01/2026	18,000	18,528

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	62,000	63,783

		360,846

Health Care REITs-1.43%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	994,000	1,009,815

4.25%, 11/15/2023	525,000	536,867

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	111,000	110,445

Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	310,000	302,481

Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,139,478

		3,099,086

Health Care Services-2.49%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	31,000	30,690

DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	53,000	51,328

Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	41,000	41,205

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	2,050,000	2,011,239

	Principal Amount	Value
Health Care Services-(continued)
Halfmoon Parent, Inc., Sr. Sec. Floating Rate Notes, 3.68% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	$742,000	$737,977

Sr. Sec. Notes, 3.75%, 07/15/2023(b)	1,000,000	1,012,790

4.38%, 10/15/2028(b)	44,000	44,643

Sr. Sec. Unsub. Notes, 4.80%, 08/15/2038(b)	820,000	820,142

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 06/15/2047	344,000	355,466

Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	60,000	55,200

MEDNAX, Inc.,
Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	35,000	35,481

Sr. Unsec. Notes, 6.25%, 01/15/2027(b)	75,000	75,604

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	45,000	44,944

Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 8.88%, 04/15/2021(b)	39,000	39,877

6.75%, 07/01/2025(b)	18,000	16,470

Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	35,000	27,956

		5,401,012

Home Improvement Retail-0.03%
Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	71,000	61,415

Homebuilding-0.84%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	48,000	46,320

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	44,000	45,815

6.75%, 03/15/2025	48,000	44,940

5.88%, 10/15/2027	6,000	5,273

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/2020	22,000	23,018

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	6,000	6,503

5.38%, 10/01/2022	56,000	57,890

4.75%, 11/15/2022	31,000	31,804

5.25%, 06/01/2026	75,000	75,562

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,643,000	1,404,765

Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	20,000	20,725

SRS Distribution, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	24,000	23,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Bond Fund

	Principal Amount	Value
Homebuilding-(continued)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	$45,000	$45,112

		1,831,307

Hotel & Resort REITs-0.05%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	105,000	102,008

Hotels, Resorts & Cruise Lines-0.30%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	64,000	67,810

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	623,000	583,115

		650,925

Household Products-0.44%
Controladora Mabe S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.60%, 10/23/2028(b)	780,000	775,125

Reynolds Group Holdings, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	46,517	46,669

Reynolds Group Issuer, Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	17,000	17,021

Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	76,000	77,965

Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	31,000	30,496

		947,276

Independent Power Producers & Energy Traders-0.08%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	98,000	101,307

Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	19,000	18,858

5.50%, 02/01/2024	11,000	10,629

NRG Energy, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	24,000	24,865

6.63%, 01/15/2027	13,000	13,894

		169,553

Industrial Machinery-0.07%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	72,000	70,560

EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(b)	29,000	29,290

Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	50,000	49,125

		148,975

	Principal Amount	Value
Integrated Oil & Gas-0.67%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	$56,000	$56,084

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	558,000	561,990

6.50%, 03/13/2027	308,000	298,883

6.35%, 02/12/2048	650,000	542,035

		1,458,992

Integrated Telecommunication Services-3.26%
AT&T Inc., Sr. Unsec. Global Floating Rate Notes, 3.96% (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	393,000	388,964

Sr. Unsec. Global Notes, 5.25%, 03/01/2037	475,000	480,284

5.15%, 03/15/2042	1,070,000	1,044,181

4.75%, 05/15/2046	606,000	563,584

5.70%, 03/01/2057	490,000	501,000

Sr. Unsec. Gtd. Global Notes, 5.15%, 02/15/2050	1,281,000	1,245,584

Cincinnati Bell, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	32,000	29,120

Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	7,000	6,370

CommScope Finance LLC, Sr. Sec. Notes, 5.50%, 03/01/2024(b)	292,000	297,840

CommScope, Inc., Sr. Sec. Notes, 6.00%, 03/01/2026(b)	168,000	172,410

Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	63,000	45,360

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.20%, 07/18/2036	100,000	100,720

Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	1,165,000	1,372,463

Türk Telekomünikasyon A.S. (Turkey), Sr. Unsec. Notes, 6.88%, 02/28/2025(b)	390,000	390,345

Verizon Communications Inc., Sr. Unsec. Global Notes, 4.81%, 03/15/2039	413,000	425,614

		7,063,839

Interactive Media & Services-1.00%
Match Group, Inc., Sr. Unsec. Notes, 5.63%, 02/15/2029(b)	866,000	864,376

Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	298,000	292,598

3.60%, 01/19/2028(b)	620,000	600,717

3.93%, 01/19/2038(b)	448,000	417,397

		2,175,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Bond Fund

	Principal Amount	Value
Internet & Direct Marketing Retail-0.97%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 4.20%, 12/06/2047	$295,000	$279,005

4.40%, 12/06/2057	290,000	277,123

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	1,692,000	1,558,369

		2,114,497

Investment Banking & Brokerage-2.06%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	564,000	593,299

Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	862,000	857,069

Goldman Sachs Group, Inc. (The), Series P, Jr. Unsec. Sub. Floating Rate Notes, 5.00% (3 mo. USD LIBOR + 2.87%)(c)(d)	495,000	456,130

Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	591,469

Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,077,830

Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	369,140

Jefferies Group LLC/Jefferies Group Capital Finance, Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	552,000	482,514

Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	38,000	38,137

		4,465,588

IT Consulting & Other Services-0.16%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	340,000	346,422

Leisure Facilities-0.05%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	44,000	44,990

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	55,000	54,312

		99,302

Life & Health Insurance-3.47%
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	970,000	906,389

Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	545,000	522,094

Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,043,350

Harborwalk Funding Trust, Unsec. Sub. Floating Rate Notes, 5.08% (3 mo. USD LIBOR + 3.19%), 02/15/2069(b)(d)	1,175,000	1,175,000

	Principal Amount	Value
Life & Health Insurance-(continued)
MetLife, Inc., Series C, Jr. Unsec. Sub. Floating Rate Global Notes, 5.25% (3 mo. USD LIBOR + 3.58%)(c)(d)	$910,000	$916,902

Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	376,640

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,703,918

Pacific Life Insurance Co., Unsec. Sub. Floating Rate Notes, 4.30% (3 mo. USD LIBOR + 2.80%), 10/24/2067(b)(d)	430,000	383,978

Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	549,000	506,413

		7,534,684

Managed Health Care-0.52%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	82,000	85,280

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	435,000	444,679

Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	25,000	24,719

UnitedHealth Group, Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	496,405

WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	60,000	61,482

5.38%, 08/15/2026(b)	24,000	24,750

		1,137,315

Metal & Glass Containers-0.08%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	67,000	70,517

Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	20,000	20,600

Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	30,000	30,488

Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	39,000	37,440

OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	11,000	10,780

		169,825

Movies & Entertainment-0.41%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	44,000	40,755

Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	847,767

		888,522

Multi-line Insurance-1.42%
Acrisure LLC/Acrisure Finance, Inc., Sr. Sec. Notes, 8.13%, 02/15/2024(b)	13,000	13,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Bond Fund

	Principal Amount	Value
Multi-line Insurance-(continued)
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/2044	$1,485,000	$1,364,341

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Global Notes, 4.85%, 04/17/2028	415,000	408,742

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	846,708

XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	415,000	441,986

		3,075,118

Multi-Utilities-0.53%
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	1,142,000	1,161,031

Office REITs-0.45%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	542,103

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	447,000	424,726

		966,829

Office Services & Supplies-0.58%
Pitney Bowes, Inc., Sr. Unsec. Global Notes, 3.88%, 10/01/2021	805,000	784,875

4.95%, 04/01/2023	496,000	468,720

		1,253,595

Oil & Gas Drilling-0.10%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	19,000	11,970

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	2,000	1,550

7.75%, 02/01/2026	73,000	61,502

Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	48,000	42,900

Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2021	8,117	8,198

7.75%, 12/15/2023	7,000	7,123

5.25%, 11/15/2024	43,000	39,345

Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	54,000	44,955

		217,543

Oil & Gas Equipment & Services-0.25%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	20,000	19,900

Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	510,000	483,970

	Principal Amount	Value
Oil & Gas Equipment & Services-(continued)
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	$39,000	$36,270

		540,140

Oil & Gas Exploration & Production-1.03%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	61,000	61,381

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	48,000	51,960

California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	45,000	36,056

Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	42,000	42,525

Concho Resources, Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	60,000	60,860

Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	680,000	687,561

Denbury Resources, Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	26,000	19,240

Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077(d)	603,000	546,837

EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	32,000	22,720

Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	38,000	34,580

Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	61,000	61,915

Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	52,000	55,737

Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	71,000	70,734

Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(b)	25,000	24,875

Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	34,000	34,935

QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	18,000	17,415

5.63%, 03/01/2026	17,000	16,023

Sr. Unsec. Notes, 6.88%, 03/01/2021	46,000	47,782

Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	34,000	34,510

4.88%, 05/15/2025	39,000	35,917

SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	48,000	48,000

6.63%, 01/15/2027	8,000	7,660

Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	31,000	32,395

7.75%, 10/01/2027	68,000	70,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	$74,000	$75,387

WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	46,000	46,058

		2,244,038

Oil & Gas Refining & Marketing-0.04%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	34,000	33,575

Sunoco L.P./Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	53,000	53,795

		87,370

Oil & Gas Storage & Transportation-4.21%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	102,000	107,228

Antero Midstream Partners L.P./Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	66,000	66,330

Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	612,000	565,689

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	85,000	91,375

Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Rate Notes, 6.25%(c)(d)	27,000	24,610

Enterprise Products Operating LLC, Series D, Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	100,000	121,975

Sr. Unsec. Gtd. Notes, 4.15%, 10/16/2028	675,000	693,437

4.80%, 02/01/2049	312,000	318,111

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	19,000	19,570

Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.80%, 08/01/2031	261,000	326,379

MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	2,000,000	2,068,803

Sr. Unsec. Global Notes, 4.80%, 02/15/2029	333,000	341,700

4.70%, 04/15/2048	379,000	348,122

5.50%, 02/15/2049	521,000	534,385

Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	1,966,000	1,820,565

Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	66,000	71,493

SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	39,000	36,953

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	$54,000	$54,877

5.13%, 02/01/2025	37,000	37,370

Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	22,000	22,990

Western Gas Partners, L.P., Sr. Unsec. Notes, 5.30%, 03/01/2048	195,000	178,841

Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 3.60%, 03/15/2022	729,000	733,371

4.55%, 06/24/2024	67,000	69,445

Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	452,440

7.88%, 09/01/2021	24,000	26,391

		9,132,450

Other Diversified Financial Services-0.22%
Experian Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 02/01/2029(b)	310,000	311,948

ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.80% (3 mo. USD LIBOR + 1.80%), 12/21/2065(b)(d)	100,000	78,565

LPL Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	37,000	37,509

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	38,000	38,570

VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	14,000	14,397

		480,989

Packaged Foods & Meats-0.35%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	27,000	25,935

Conagra Brands, Inc., Sr. Unsec. Notes, 5.30%, 11/01/2038	639,000	608,504

JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	48,000	48,866

Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	32,000	32,240

TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	35,000	36,181

		751,726

Paper Packaging-0.02%
Plastipak Holdings, Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	44,000	40,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco Bond Fund

	Principal Amount	Value
Paper Products-0.37%
Mercer International, Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	$3,000	$3,126

6.50%, 02/01/2024	72,000	73,800

5.50%, 01/15/2026	14,000	13,440

Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	62,000	61,070

Suzano Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2029(b)	342,000	364,127

7.00%, 03/16/2047(b)	260,000	285,740

		801,303

Pharmaceuticals-0.65%
Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	27,000	27,338

Sr. Sec. Notes, 5.75%, 08/15/2027(b)	58,000	58,652

Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	16,000	15,980

6.13%, 04/15/2025(b)	31,000	29,915

9.00%, 12/15/2025(b)	39,000	41,962

Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.45% (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(d)	369,000	366,437

3.80% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	815,000	798,382

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	34,000	34,724

Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	39,000	38,048

		1,411,438

Property & Casualty Insurance-0.41%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	275,000	274,694

W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	613,543

		888,237

Publishing-0.04%
Meredith Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2026	87,000	90,289

Railroads-0.99%
CSX Corp., Sr. Unsec. Global Notes, 4.65%, 03/01/2068	473,000	442,735

Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	81,000	79,229

	Principal Amount	Value
Railroads-(continued)
Union Pacific Corp., Sr. Unsec. Global Notes, 3.70%, 03/01/2029	$894,000	$892,911

4.30%, 03/01/2049	750,000	733,721

		2,148,596

Regional Banks-0.93%
CIT Group, Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	33,000	34,155

5.00%, 08/01/2023	48,000	49,872

Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	679,611

First Niagara Financial Group, Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	373,043

M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	279,000	276,970

Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	370,000	357,975

Unsec. Sub. Floating Rate Notes, 5.90% (5 yr. U.S. Swap Rate + 3.38%), 02/07/2029	241,000	242,808

		2,014,434

Residential REITs-0.44%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	948,060

Restaurants-0.13%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	77,000	74,863

Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	35,000	35,700

Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	173,000	158,410

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	19,000	18,757

		287,730

Security & Alarm Services-0.01%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	31,000	29,605

Semiconductor Equipment-0.19%
Lam Research Corp., Sr. Unsec. Sub. Global Notes, 4.00%, 03/15/2029	185,000	185,312

4.88%, 03/15/2049	220,000	220,978

		406,290

Semiconductors-2.27%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	445,000	436,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19 Invesco Bond Fund

	Principal Amount	Value
Semiconductors-(continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	$1,045,000	$1,026,347

3.88%, 01/15/2027	1,086,000	1,007,002

3.50%, 01/15/2028	1,025,000	908,485

Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	50,000	51,623

5.33%, 02/06/2029	175,000	175,523

Sr. Unsec. Sub. Global Notes, 4.98%, 02/06/2026	300,000	298,421

NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	806,000	805,927

4.63%, 06/01/2023(b)	200,000	204,366

		4,913,721

Soft Drinks-0.33%
Keurig Dr Pepper, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 09/15/2026	554,800	491,198

Sr. Unsec. Gtd.Notes, 4.99%, 05/25/2038(b)	237,000	232,458

		723,656

Sovereign Debt-0.32%
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	198,254

Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	510,000	491,435

		689,689

Specialized Consumer Services-0.05%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	22,000	22,165

Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	94,640

		116,805

Specialized Finance-3.69%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Floating Rate Notes, 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(d)	3,201,000	3,201,000

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	264,000	260,536

Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/2021	995,000	1,002,887

3.38%, 06/01/2021	825,000	819,753

3.00%, 09/15/2023	394,000	378,436

	Principal Amount	Value
Specialized Finance-(continued)
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	$12,000	$12,512

Sr. Unsec. Notes, 5.00%, 04/01/2023	85,000	86,517

Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.42% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	264,000	262,237

Sr. Unsec. Notes, 4.13%, 08/01/2025(b)	773,000	755,912

3.50%, 11/01/2027(b)	1,310,000	1,218,056

		7,997,846

Specialized REITs-0.33%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	90,000	94,500

GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	39,000	40,392

Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	54,000	52,650

Iron Mountain, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	30,000	30,825

Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	15,000	15,075

Sr. Unsec. Sub. Gtd. Notes, 5.25%, 03/15/2028(b)	20,000	19,250

Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	65,000	60,488

Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	328,000	328,993

SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	70,000	70,175

		712,348

Specialty Chemicals-0.26%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	31,000	31,969

GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	56,000	56,700

Huntsman International LLC, Sr. Unsec. Global Notes, 4.50%, 05/01/2029	351,000	345,944

Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	36,000	36,608

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	52,000	53,430

PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	33,000	34,434

		559,085

Steel-0.12%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	31,000	34,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20 Invesco Bond Fund

	Principal Amount	Value
Steel-(continued)
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	$73,000	$71,540

Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	75,000	75,516

United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	86,000	85,140

		266,276

Technology Distributors-0.23%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	482,715

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	13,000	13,195

		495,910

Technology Hardware, Storage & Peripherals-0.90%
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	906,000	961,674

8.35%, 07/15/2046(b)	732,000	857,733

Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	120,000	127,343

		1,946,750

Tobacco-2.24%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 02/14/2024	638,000	638,431

4.40%, 02/14/2026	980,000	989,158

4.80%, 02/14/2029	776,000	775,982

5.80%, 02/14/2039	843,000	842,577

3.88%, 09/16/2046	672,000	510,272

5.95%, 02/14/2049	810,000	810,855

6.20%, 02/14/2059	302,000	301,588

		4,868,863

Trading Companies & Distributors-0.40%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	63,000	60,401

BOC Aviation Ltd. (Singapore), Sr. Unsec. Floating Rate Notes, 3.95% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	524,000	524,000

H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	39,000	38,756

Herc Rentals, Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	44,000	47,148

United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	33,000	33,825

6.50%, 12/15/2026	59,000	61,729

Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	79,000	81,173

5.50%, 05/15/2027	16,000	16,040

		863,072

	Principal Amount	Value
Trucking-2.16%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	$44,000	$41,965

DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	170,000	170,000

Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	469,000	466,547

Sr. Unsec. Notes, 4.13%, 08/01/2023(b)	2,005,000	2,022,540

Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.65%, 03/18/2024	955,000	954,212

SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	474,000	463,199

4.13%, 07/15/2023(b)	552,000	559,645

		4,678,108

Wireless Telecommunication Services-2.60%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	626,061

Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	779,000	764,241

Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	361,000	363,787

Sprint Communications, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	48,000	49,680

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	68,000	71,995

7.63%, 02/15/2025	36,000	37,800

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 09/20/2021(b)	822,938	820,880

Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	922,000	925,457

5.15%, 03/20/2028(b)	1,587,000	1,602,870

T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	212,000	226,840

Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	145,000	151,253

		5,640,864

Total U.S. Dollar Denominated Bonds & Notes (Cost $191,042,830)		190,871,958

U.S. Treasury Securities-6.09%
U.S. Treasury Bills-0.14%
2.40% - 2.43%, 06/27/2019(f)(g)	310,000	307,568

U.S. Treasury Bonds-1.77%
3.38%, 11/15/2048	3,638,300	3,847,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21 Invesco Bond Fund

	Principal Amount	Value
U.S. Treasury Notes-4.18%
2.50%, 02/15/2022	$73,000	$73,014

2.50%, 01/31/2024	4,820,600	4,815,987

2.38%, 02/29/2024	572,000	568,224

2.63%, 01/31/2026	1,273,600	1,274,495

2.63%, 02/15/2029	2,343,500	2,324,413

		9,056,133

Total U.S. Treasury Securities (Cost $13,272,643)		13,210,848

	Shares

Preferred Stocks-3.28%
Diversified Banks-1.57%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	2,654	3,405,082

Investment Banking & Brokerage-1.34%
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,822,600

Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,085,200

		2,907,800

Regional Banks-0.37%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	795,000

Total Preferred Stocks (Cost $6,776,586)		7,107,882

	Principal Amount	Value
Asset-Backed Securities-0.40%
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	$216,000	$217,040

Wendy’s Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	663,300	642,399

Total Asset-Backed Securities (Cost $885,206)		859,439

	Shares
Money Market Funds-0.45%
Invesco Government & Agency Portfolio-Institutional Class, 2.30%(h)	342,984	342,984

Invesco Liquid Assets Portfolio-Institutional Class, 2.51%(h)	244,895	244,969

Invesco Treasury Portfolio-Institutional Class, 2.29%(h)	391,982	391,982

Total Money Market Funds (Cost $979,935)		979,935

TOTAL INVESTMENTS IN SECURITIES-98.21% (Cost $212,957,200)		213,030,062

OTHER ASSETS LESS LIABILITIES-1.79%		3,882,522

NET ASSETS-100.00%		$216,912,584

Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
Deb.	- Debentures
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REGS	- Regulation S
REIT	- Real Estate Investment Trust
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
Unsub.	- Unsubordinated
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $64,503,184, which represented 29.74% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22 Invesco Bond Fund

Open Futures Contracts
					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	55	June-2019	$6,710,000	$(26,342)	$(26,342)
U.S. Treasury Long Bonds	65	June-2019	9,390,469	(85,467)	(85,467)
U.S. Treasury 2 Year Notes	14	June-2019	2,970,734	(2,217)	(2,217)
Subtotal-Long Futures Contracts				(114,026)	(114,026)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	28	June-2019	(3,207,750)	6,933	6,933
U.S. Treasury 10 Year Ultra Bonds	39	June-2019	(5,048,672)	18,493	18,493
U.S. Treasury Ultra Bonds	16	June-2019	(2,553,500)	36,337	36,337
Subtotal-Short Futures Contracts				61,763	61,763
Total Futures Contracts				$(52,263)	$(52,263)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23 Invesco Bond Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $211,977,265)	$212,050,127
Investments in affiliated money market funds, at value (Cost $979,935)	979,935
Foreign currencies, at value (Cost $508)	508
Receivable for:
Investments sold	6,072,213
Interest	2,406,462
Investment for trustee deferred compensation and retirement plans	12,902
Total assets	221,522,147

Liabilities:
Other investments:
Variation margin payable-futures contracts	17,377
Payable for:
Investments purchased	4,467,632
Dividends	30,995
Accrued fees to affiliates	2,525
Accrued trustees’ and officers’ fees and benefits	3,239
Accrued other operating expenses	74,893
Trustee deferred compensation and retirement plans	12,902
Total liabilities	4,609,563
Net assets applicable to shares outstanding	$216,912,584

Net assets consist of:
Shares of beneficial interest	$218,863,160

Distributable earnings	(1,950,576)

$216,912,584

Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	11,377,069

Net asset value per share	$19.07

Market value per share	$17.86

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24 Invesco Bond Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$10,084,036

Dividends	445,365

Dividends from affiliated money market funds	64,063

Total investment income	10,593,464

Expenses:
Advisory fees	912,115

Administrative services fees	46,966

Custodian fees	10,729

Transfer agent fees	60,474

Trustees’ and officers’ fees and benefits	22,330

Registration and filing fees	25,000

Reports to shareholders	32,205

Professional services fees	58,623

Pricing fees	77,852

Other	1,477

Total expenses	1,247,771

Less: Fees waived	(2,968)

Net expenses	1,244,803

Net investment income	9,348,661

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:

Investment securities	(1,485,780)

Foreign currencies	2,327

Forward foreign currency contracts	15,453

Futures contracts	422,651

(1,045,349)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,390,736)

Foreign currencies	(22)

Futures contracts	(110,662)

(4,501,420)

Net realized and unrealized gain (loss)	(5,546,769)

Net increase in net assets resulting from operations	$3,801,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25 Invesco Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018

Operations:
Net investment income	$9,348,661	$9,296,918

Net realized gain (loss)	(1,045,349)	2,771,380

Change in net unrealized appreciation (depreciation)	(4,501,420)	(4,627,516)

Net increase in net assets resulting from operations	3,801,892	7,440,782

Distributions to shareholders from distributable earnings(1)	(10,322,446)	(11,477,187)

Net increase (decrease) in net assets	(6,520,554)	(4,036,405)

Net assets:
Beginning of year	223,433,138	227,469,543

End of year	$216,912,584	$223,433,138

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income of $9,420,213 and distributions from net realized gains of $2,056,974.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26 Invesco Bond Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

 Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair

27 Invesco Bond Fund

value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

 Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

 Distributions - The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.

 Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

 Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

 Indemnifications - Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

 Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.

 Forward Foreign Currency Contracts -The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to“ lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

28 Invesco Bond Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.

 Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

 Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

 Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $ 500 million	0.42%
Over $500 million	0.35%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $2,968.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

29 Invesco Bond Fund

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$190,871,958	$-	$190,871,958

U.S. Treasury Securities	-	13,210,848	-	13,210,848

Preferred Stocks	7,107,882	-	-	7,107,882

Asset-Backed Securities	-	859,439	-	859,439

Money Market Funds	979,935	-	-	979,935

Total Investments in Securities	8,087,817	204,942,245	-	213,030,062

Other Investments - Assets*

Futures Contracts	61,763	-	-	61,763

Other Investments - Liabilities*

Futures Contracts	(114,026)	-	-	(114,026)

Total Other Investments	(52,263)	-	-	(52,263)

Total Investments	$8,035,554	$204,942,245	$-	$212,977,799

*	Unrealized appreciation (depreciation).

NOTE 4-Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Interest
Derivative Assets	Rate Risk

Unrealized appreciation on futures contracts - Exchange-Traded(a)	$ 61,763

Derivatives not subject to master netting agreements	(61,763)

Total Derivative Assets subject to master netting agreements	$ -

(a) The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts - Exchange-Traded(a)	$(114,026)

Derivatives not subject to master netting agreements	114,026

Total Derivative Liabilities subject to master netting agreements	$ -

(a)   The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

30 Invesco Bond Fund

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency	Interest
	Risk	Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$15,453	$-	$15,453

Futures contracts	-	422,651	422,651

Change in Net Unrealized (Depreciation):
Futures contracts	-	(110,662)	(110,662)

Total	$15,453	$311,989	$327,442

The table below summarizes the twelve month average notional value of futures contracts and the ten month average notional value for forward foreign currency contracts held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$277,510	$28,651,583

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$ 9,434,371	$10,503,310

Long-term capital gain	888,075	973,877

Total distributions	$10,322,446	$11,477,187

Tax Components of Net Assets at Period-End:
		2019

Undistributed ordinary income		$ 130,530

Net unrealized appreciation (depreciation) - investments		(332,984)

Temporary book/tax differences		(10,661)

Capital loss carryforward		(1,737,461)

Shares of beneficial interest		218,863,160

Total net assets	$216,912,584

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences, futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

31 Invesco Bond Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$956,872	$780,589	$1,737,461

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $143,977,941 and $159,555,722, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $159,339,705 and $145,919,476, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,253,084

Aggregate unrealized (depreciation) of investments	(3,586,068)

Net unrealized appreciation of investments	$(332,984)

Cost of investments for tax purposes is $213,310,783.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiuim amortization, on February 28, 2019, undistributed net investment income was increased by $134,343, undistributed net realized gain (loss) was decreased by $133,383 and shares of beneficial interest was decreased by $960. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2019	2018

Beginning shares	11,377,069	11,377,069

Shares issued through dividend reinvestment	-	-

Ending shares	11,377,069	11,377,069

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11–Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2019:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2019	$0.07	March 13, 2019	March 29, 2019

April 1, 2019	$0.07	April 12, 2019	April 30, 2019

NOTE 12–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

				Year Ended	Year Ended
	Years ended February 28,			February 29,	February 28,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.64	$19.99	$18.84	$20.49	$20.38
Net investment income(a)	0.82	0.82	0.83	0.84	0.85
Net gains (losses) on securities (both realized and unrealized)	(0.48)	(0.16)	1.16	(1.54)	0.64
Total from investment operations	0.34	0.66	1.99	(0.70)	1.49

32 Invesco Bond Fund

					Year Ended	Year Ended
	Years ended February 28,				February 29,	February 28,
	2019		2018	2017	2016	2015

Less:
Dividends from net investment income	(0.83)		(0.83)	(0.84)	(0.85)	(0.87)

Distributions from net realized gains	(0.08)		(0.18)	-	(0.10)	(0.51)

Total distributions	(0.91)		(1.01)	(0.84)	(0.95)	(1.38)

Net asset value, end of period	$19.07		$19.64	$19.99	$18.84	$20.49

Market value, end of period	$17.86		$18.23	$18.98	$17.79	$18.81

Total return at net asset value(b)	2.23%		3.44%	10.96%	(3.09)%	8.22%

Total return at market value(c)	3.15%		1.12%	11.57%	(0.32)%	9.85%

Net assets, end of period (000’s omitted)	$216,913		$223,433	$227,470	$214,293	$233,150

Portfolio turnover rate(d)	143%		160%	168%	167%	218%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.57	%(e)	0.55%	0.54%	0.56%	0.55%

Without fee waivers and/or expense reimbursements	0.57	%(e)	0.55%	0.54%	0.56%	0.55%

Ratio of net investment income to average net assets	4.30	%(e)	4.04%	4.18%	4.31%	4.12%

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $217,170.

33 Invesco Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34 Invesco Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$888,075
Qualified Dividend Income*	12.04%
Corporate Dividends Received Deduction*	12.04%
U.S. Treasury Obligations*	2.11%

*The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

35 Invesco Bond Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] - 1954 Trustee	2014

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.;

			158	None
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1 Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	1997	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields - 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2014	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. - 1944 Trustee	2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli - 1949 Trustee	2016	Adjunct Professor, University of Denver - Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson - 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2 Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3 Invesco Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan - 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Computershare Trust Company, N.A.
2005 Market Street, Suite 2600	250 Royall Street
Philadelphia, PA 19103-7018	Canton, MA 02021

T-4 Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-02090	VK-CE-BOND-AR-1	04222019	0840

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$42,825	$36,950
Audit-Related Fees	$0	$0
Tax Fees(1)	$7,825	$8,395
All Other Fees	$0	$0

Total Fees	$50,650	$45,345

(g) PwC billed the Registrant aggregate non-audit fees of $7,825 for the fiscal year ended 2019, and $8,395 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)

Tax Fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end February 28, 2018 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)

The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business, and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on public boards

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.	Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

USA\Board Materials\Invesco Funds Board\0516\IF-M006 (Exhibit B).docx

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C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 28, 2019, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Bond Fund
Matthew Brill	$50,001 - $100,000	N/A	$500,001 - $1,000,000
Chuck Burge	None	N/A	Over $1,000,000
Michael Hyman	None	N/A	Over $1,000,000
Scott Roberts	None	N/A	Over $1,000,000

Assets Managed

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts		Assets (in millions)
Invesco Bond Fund
Matthew Brill	5	$6,851.4	4	$701.8	None		None
Chuck Burge	10	$24,679.0	3	$4,431.4	1		$172.3
Michael Hyman	6	$6,888.9	10	$3,463.6	1	[1]	$0.22
Scott Roberts	6	$6,819.3	4	$684.6	None		None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain

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These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco[3] Invesco Deutschland Invesco Hong Kong[3] Invesco Asset Management Invesco India Invesco Real Estate Securities Division[3]	One-, Three- and Five-year performance against Fund peer group

Invesco Senior Secured3,[4] Invesco Capital3,[5]	Not applicable

[2]	Rolling time periods based on calendar year-end.
[3]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

Invesco Canada[3]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

Invesco Japan[6]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2)

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date: May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.